SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 16, 2011
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

161 Sixth Avenue, New York, New York	10013

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (212) 539-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Harris Interactive Inc. (the “Company”) entered into a letter agreement with Kimberly Till, its former President and Chief Executive Officer, effective June 16, 2011 (the “Till Separation Agreement”), pursuant to which the parties agreed that the total severance payable to Ms. Till in connection with her departure from the Company (as previously reported in the Company’s Current Report on Form 8-K filed on June 9, 2011) will be $900,000 (less applicable taxes), payable as follows: (i) in December 2011, a payment of $120,000; (ii) commencing in January 2012, nineteen equal monthly installments of $40,000; and (iii) in August 2013, a single final installment of $20,000. Additionally, in December 2011, Ms. Till will receive the cash equivalent of twelve months of the Company’s share of health and medical premiums at her employee rate at the time of separation. The Till Separation Agreement also provides for a customary release of claims by Ms. Till, mutual non-disparagement obligations, and the survival of certain terms of Ms. Till’s Employment Agreement, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 22, 2008, including her confidentiality, non-solicitation, and non-competition obligations contained therein.
The foregoing description of the Till Separation Agreement is qualified in its entirety by reference to the complete terms and conditions of the Till Separation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Company entered into a letter agreement with Pavan Bhalla, its former Executive Vice President, Chief Financial Officer and Treasurer, effective June 20, 2011 (the “Bhalla Separation Agreement”), pursuant to which the parties agreed that the total severance payable to Mr. Bhalla in connection with his departure from the Company (as previously reported in the Company’s Current Report on Form 8-K filed on June 15, 2011) will be $127,083.33 (less applicable taxes), payable in a lump sum in December 2011. Additionally, in December 2011, Mr. Bhalla will receive the cash equivalent of eight months of the Company’s share of health and medical premiums at his employee rate at the time of separation. The Bhalla Separation Agreement also provides for a customary release of claims by Mr. Bhalla, mutual non-disparagement obligations, and the survival of certain terms of Mr. Bhalla’s Employment Agreement, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 4, 2010, including his confidentiality, non-solicitation, and non-competition obligations contained therein.
The foregoing description of the Bhalla Separation Agreement is qualified in its entirety by reference to the complete terms and conditions of the Bhalla Separation Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1	Separation Agreement between the Company and Kimberly Till, effective June 16, 2011.

Exhibit 10.2	Separation Agreement between the Company and Pavan Bhalla, effective June 20, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Marc H. Levin
	Name:	Marc H. Levin
	Title:	Executive Vice President, Chief Administrative Officer and General Counsel

Dated: June 21, 2011

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1	Separation Agreement between the Company and Kimberly Till, effective June 16, 2011.

Exhibit 10.2	Separation Agreement between the Company and Pavan Bhalla, effective June 20, 2011.